UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2018 (May 24, 2018)

L.B. Foster Company
(Exact name of registrant as specified in its charter)

Pennsylvania	000-10436	25-1324733
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

415 Holiday Drive, Pittsburgh, Pennsylvania		15220
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (412) 928-3400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Shareholders of L. B. Foster Company (the “Company”) held on May 24, 2018 (the “Annual Meeting”), the Company’s shareholders approved the amendment and restatement of the 2006 Omnibus Incentive Plan (the “Plan”). Subject to the adjustment provisions of the Plan, the Plan authorizes up to 2,058,000 shares of the Company’s common stock for issuance under the Plan (an increase of 788,000 shares by shareholder approval at the Annual Meeting).
Employees, officers, consultants, and independent contractors of the Company and its subsidiaries, and the non-employee directors of the Company’s Board of Directors (the “Board”) are eligible to receive grants under the Plan. The Plan provides for the grant of the following types of awards: stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance grants (cash and equity), dividends or dividend equivalent rights, cash awards, and other stock-based awards.
Subject to the adjustment provisions of the Plan, no participant may be granted under the Plan: (i) stock options or SARs for more than 300,000 shares in any one fiscal year, (ii) performance grants (payable in stock) that are intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986 (as amended, the “Code”) for more than 150,000 shares (measured on a target award level on the grant date) in any one fiscal year; and (iii) performance grants (payable in cash) that are intended to be performance-based compensation under Section 162(m) of the Code for more than $5,000,000 (measured on a target award level on the grant date) in any one fiscal year. In the case of non-employee directors of the Board and subject to adjustment in accordance with the terms of the Plan, no non-employee director may receive, in any one fiscal year of the Company, awards specifically granted under the Plan with an aggregate maximum value, calculated as of their respective grant dates, of more than $300,000.
For performance awards intended to be performance-based compensation under Section 162(m) of the Code, performance grants will be conditioned upon the achievement of pre-established goals relating to one or more of the following performance measures, as determined in writing by the Compensation Committee of the Board (the “Committee”) and subject to such modifications as specified by the Committee: cash flow; cash flow from operations; earnings (including, but not limited to, earnings before interest, taxes, depreciation and amortization or some variation thereof); earnings per share, diluted or basic; earnings per share from continuing operations; net asset turnover; inventory turnover; days sales outstanding on receivables; capital expenditures; debt; debt reduction; working capital (including as a percentage of sales); return on investment; return on sales; return on invested capital; net or gross sales; gross profit on sales; material gross profit (gross profit on material portion of sales); performance profit (operating income minus an allocated charge approximating the Company’s cost of capital, before or after tax); purchase variance; delivery variance; quality; customer satisfaction; comparable site sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; productivity; delivery performance; safety record and/or performance; environmental record and/or performance; stock price; return on equity or capital employed; total or relative increases to shareholder return; return on capital; return on assets or net assets; revenue; income or net income; operating income or net operating income; operating income adjusted for management fees and depreciation and amortization; pre-tax income (including on an as-adjusted basis); operating profit or net operating profit; non-performing assets; asset sale targets; value of assets; employee retention/attrition rates; investments; regulatory compliance; satisfactory internal or external audits; improvement of financial ratings; value creation; gross margin, operating margin or profit margin; completion of acquisitions, business expansion, product diversification, new or expanded market penetration and other non-financial operating and management performance objectives, any combination of the foregoing, and such other business performance criteria as may, from time to time, be established by the Committee in the applicable award agreement.
The above description of the Plan document is qualified in its entirety by a copy of the Plan, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders
The Company held its Annual Meeting on May 24, 2018. The shareholders considered four proposals, each of which is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2018. Results of voting with respect to the proposals submitted at the Annual Meeting are set forth below.
Proposal 1: Election of Directors.

Name	Votes For	Votes Withheld	Broker Non-vote
Robert P. Bauer	5,377,920	1,819,495	2,337,817
Lee B. Foster, II	5,345,804	1,851,611	2,337,817
Dirk Jungé	5,274,195	1,923,220	2,337,817
Diane B. Owen	5,380,472	1,816,943	2,337,817
Robert S. Purgason	5,384,782	1,812,633	2,337,817
William H. Rackoff	5,371,388	1,826,027	2,337,817
Suzanne B. Rowland	5,362,908	1,834,507	2,337,817
Bradley S. Vizi	5,386,525	1,810,890	2,337,817
As a result of the shareholder vote, all of the foregoing nominees were elected to serve until the next annual meeting of shareholders or until their successors are elected and qualified.

Proposal 2: Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2018.

Votes For	Votes Against	Abstentions
9,420,335	104,190	10,707
The foregoing proposal was approved.
Proposal 3: Advisory approval of named executive officers’ 2017 compensation.

Votes For	Votes Against	Abstentions	Broker Non-vote
6,914,363	106,218	176,834	2,337,817
The foregoing proposal was approved.
Proposal 4: Approval of the Amended and Restated 2006 Omnibus Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-vote
6,714,704	456,797	25,914	2,337,817
The foregoing proposal was approved.
No other matters or proposals were voted on at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

See Exhibit Index below.

Exhibit Index

Exhibit Number	Description
99.1	L.B. Foster Company 2006 Omnibus Incentive Plan, as amended and restated on May 24, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L.B. FOSTER COMPANY
(Registrant)

Date:	May 25, 2018	/s/ Patrick J. Guinee
Patrick J. Guinee
Senior Vice President,
General Counsel, and Corporate Secretary